UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2010

Cliffs Natural Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the Annual Meeting of Shareholders of Cliffs Natural Resources Inc. held on May 11, 2010 (the “Annual Meeting”), Proposal No. 3, to approve and adopt the amendment and restatement of the 2007 Incentive Equity Plan (“Plan”) to (i) increase the authorized number of shares available for issuance under the the plan by a total of 7,000,000 common shares, and (ii) provide an annual limitation on the number of shares available to grant to any one participant in any fiscal year of 500,000 common shares, was approved. The Amended and Restated Cliffs 2007 Incentive Equity Plan is attached as Exhibit 10(a) to Item 9.01 of this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of March 18, 2010, there were 135,427,136 Common Shares outstanding and entitled to vote at the Annual Meeting, and each Common Share was entitled to one vote. There were present at the Annual Meeting, in person or by proxy, holders of 114,806,028 Common Shares representing more than a majority of the voting power and constituting a quorum.

Proposal No. 1.

For the election of Directors, eleven nominees were elected, as follows:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Ronald C. Cambre	104,595,069	1,203,432	9,007,527
Joseph A. Carrabba	102,498,243	3,300,258	9,007,527
Susan M. Cunningham	105,544,502	253,999	9,007,527
Barry J. Eldridge	105,510,286	288,215	9,007,527
Susan M. Green	105,520,335	278,166	9,007,527
Janice K. Henry	105,500,784	297,717	9,007,527
James F. Kirsch	104,906,412	892,089	9,007,527
Francis R. McAllister	104,692,015	1,106,486	9,007,527
Roger Phillips	105,440,608	357,893	9,007,527
Richard K. Riederer	105,536,162	262,340	9,007,527
Alan Schwartz	104,541,572	1,256,929	9,007,527

Proposal No. 2

An affirmative vote of more than two-thirds of the shares outstanding of the Corporation was received for Proposal No. 2, the adoption of an Amendment to our Amended Articles of Incorporation to change supermajority shareholder voting requirements contained in the Ohio Revised Code to majority shareholder voting requirements.

For Proposal No. 2, the adoption of the Amendment to our Amended Articles of Incorporation, the voting was as follows:

FOR	113,307,462
AGAINST	1,273,004
ABSTAIN	225,562
BROKER NON-VOTES	0

Proposal No. 3

More than a majority of the shareholders entitled to vote and present in person or represented by proxy at the Annual Meeting, voted on Proposal No. 3, the approval of the restatement of the Plan,

For the adoption of Proposal No. 3, the approval of the amendment and restatement of the Plan, the voting was as follows:

FOR	95,230,477
AGAINST	10,179,229
ABSTAIN	388,794
BROKER NON-VOTES	9,007,527

Proposal No. 4

More than a majority of the shareholders entitled to vote and present in person or represented by proxy at the Annual Meeting, voted on Proposal No. 4, the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2010. Of the Common Shares voted on Proposal No. 2, a majority of those Common Shares voted FOR Proposal No. 2. The vote was as follows:

FOR	114,525,040
AGAINST	214,285
ABSTAIN	66,702
BROKER NON-VOTES	0

Item 8.01 Other Events.

Cliffs Natural Resources Inc. Announces Proxy Voting Results

CLEVELAND – May 11, 2010 – Cliffs Natural Resources Inc. (NYSE: CLF) (Paris: CLF) today announced that the following individuals were elected as directors of the Company at its Annual Meeting of Shareholders. Ten of the Company’s 11 directors are considered independent directors.

•	Ronald C. Cambre, Former Chairman and Chief Executive Officer of Newmont Mining Corporation

•	Joseph A. Carrabba, Chairman, President and Chief Executive Officer of the Company

•	Susan M. Cunningham, Senior Vice President of Exploration of Noble Energy Inc.

•	Barry J. Eldridge, Former Managing Director and Chief Executive Officer of Portman Limited

•	Susan M. Green, Deputy General Counsel, U.S. Congressional Office of Compliance

•	Janice K. Henry, Former Senior Vice President, Chief Financial Officer and Treasurer of Martin Marietta Materials, Inc.

•	James F. Kirsch, Chairman, President and Chief Executive Officer of Ferro Corporation

•	Francis R. McAllister, Chairman and Chief Executive Officer of Stillwater Mining Company

•	Roger Phillips, Former President and Chief Executive Officer of IPSCO Inc.

•	Richard K. Riederer, Chief Executive Officer of RKR Asset Management

•	Alan Schwartz, Professor of Law at Yale Law School and Professor at Yale School of Management

Shareholders also voted to:

•	Approve and adopt an amendment to Cliffs’ Amended Articles of Incorporation to change certain supermajority shareholder voting requirements contained in the Ohio Revised Code to majority shareholder voting requirements;

•	Approve the amendment and restatement of the 2007 Incentive Equity Plan to (a) increase the authorized number of shares available for issuance under the plan by a total of 7,000,000 common shares, and (b) provide an annual limitation on the number of shares available to grant to any one participant in any fiscal year of 500,000 common shares; and

•	Ratify the appointment of Deloitte & Touche LLP as Cliffs’ independent registered public accounting firm.

To be added to Cliffs Natural Resources’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html

ABOUT CLIFFS NATURAL RESOURCES INC.
Cliffs Natural Resources Inc. is an international mining and natural resources company. A member of the S&P 500 Index, we are the largest producer of iron ore pellets in North America, a major supplier of direct-shipping lump and fines iron ore out of Australia and a significant producer of metallurgical coal. With core values of environmental and capital stewardship, our colleagues across the globe endeavor to provide all stakeholders operating and financial transparency as embodied in the Global Reporting Initiative (GRI) framework. Our Company is organized through three geographic business units:

The North American business unit is comprised of six iron ore mines owned or managed in Michigan, Minnesota and Canada and two coking coal mining complexes located in West Virginia and Alabama. The Asia Pacific business unit is comprised of two iron ore mining complexes in Western Australia and a 45% economic interest in a coking and thermal coal mine in Queensland, Australia. The Latin America business unit includes a 30% interest in the Amapá Project, an iron ore project in the state of Amapá in Brazil.

Other projects under development include a biomass production plant in Michigan and Ring of Fire chromite properties in Ontario, Canada. Over recent years, Cliffs has been executing a strategy designed to achieve scale in the mining industry and focused on serving the world’s largest and fastest growing steel markets.

News releases and other information on the Company are available on the Internet at:
http://www.cliffsnaturalresources.com or
www.cliffsnaturalresources.com/Investors/Pages/default.aspx?b=1041&1=1.

Follow Cliffs on Twitter at: http://twitter.com/CliffsIR.

SOURCE: Cliffs Natural Resources Inc.

INVESTOR AND FINANCIAL MEDIA CONTACTS:

Steve Baisden
Director, Investor Relations and Corporate Communications
(216) 694-5280
steve.baisden@cliffsnr.com

Christine Dresch
Manager – Corporate Communications
(216) 694-4052
christine.dresch@cliffsnr.com

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10(a) Amended and Restated Cliffs 2007 Incentive Equity Plan adopted May 11, 2010 and effective as of March 13, 2007

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

May 14, 2010	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.a	Amended and Restated Cliffs 2007 Incentive Equity Plan adopted May 11, 2010 and effective as of March 13, 2007